Earnings Per Share	12 Months Ended
Dec. 30, 2012
Earnings Per Share [Abstract]
EARNINGS PER SHARE
Earnings Per Share
The following is a reconciliation of basic net earnings per share to diluted net earnings per share for the fiscal years ended December 30, 2012, January 1, 2012 and January 2, 2011:

(In Millions Except Per Share Amounts)	2012	2011	2010
Basic net earnings per share attributable to Johnson & Johnson	$3.94	3.54	4.85
Average shares outstanding — basic	2,753.3	2,736.0	2,751.4
Potential shares exercisable under stock option plans	164.6	158.3	156.1
Less: shares repurchased under treasury stock method	(128.2)	(122.6)	(122.3)
Convertible debt shares	3.6	3.6	3.6
Accelerated share repurchase program	19.3	—	—
Adjusted average shares outstanding — diluted	2,812.6	2,775.3	2,788.8
Diluted net earnings per share attributable to Johnson & Johnson	$3.86	3.49	4.78

The diluted net earnings per share calculation includes the dilutive effect of convertible debt that is offset by the related reduction in interest expense of $4 million after-tax for years 2012, 2011 and 2010.
Diluted net earnings per share excludes 0.2 million, 50.7 million and 66.3 million shares underlying stock options for 2012, 2011 and 2010, respectively, as the exercise price of these options was greater than their average market value, which would result in an anti-dilutive effect on diluted earnings per share.
The diluted earnings per share calculation for the fiscal year ended December 30, 2012 included the dilutive effect of 19.3 million shares related to the accelerated share repurchase program, associated with the acquisition of Synthes, Inc. See Note 20 to the Consolidated Financial Statements for additional details. A $1 increase/decrease in the volume weighted average share price would impact this estimate by approximately 2.6 million shares.